UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-09117
Morgan Stanley Real Estate Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)
Arthur Lev
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: November 30, 2011
Date of reporting period: May 31, 2011

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Real Estate Fund performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the six months ended May 31, 2011

Total Return for the 6 Months Ended May 31, 2011

				FTSE		Lipper
				NAREIT		Real
				Equity	S&P	Estate
				REITs	500®	Funds
Class A	Class B	Class C	Class I	Index[1]	Index[2]	Average[3]
17.76%	17.59%	17.54%	18.09%	19.28%	15.03%	18.34%

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The real estate investment trust (REIT) market gained 19.3 percent in the six-month period ending May 31, 2011, as measured by the FTSE NAREIT Equity REITs Index. The sector continued its recovery during the period. Favorable movements in REIT share prices through February appeared to be most impacted by the rally in the equity market. Similar to the equity market, REITs rallied in March from more significant losses following the Japanese disaster. REITs continued to post gains in April and May, as certain earnings releases appeared to confirm a further improvement in operating fundamentals and strong private market valuations achieved in recent transactions for high quality assets.

Among the major U.S. REIT sectors, the office and apartment sectors outperformed and the retail sector underperformed the Index. Office sector outperformance was predominantly a result of strong returns from companies with significant exposure to the major urban and coastal markets, as there was continuing transactional evidence of strong price improvements for these assets in the private markets. Investors appeared to remain encouraged that the strong operating performance for the apartment companies may continue due to very limited supply and a sustained decline in the home ownership rate. The retail sector underperformed the Index. Within the retail sector, the malls outperformed the shopping centers. Among the smaller sectors, the industrial and storage REITs significantly outperformed, the health care REITs underperformed and the hotel REITs significantly underperformed the Index.

Performance Analysis

All share classes of Morgan Stanley Real Estate Fund underperformed the FTSE NAREIT Equity REITs Index (the “Index”) and the Lipper Real Estate Funds Average, and outperformed the S&P 500® Index for the six months ended May 31, 2011, assuming no deduction of applicable sales charges.

Bottom-up stock selection modestly contributed to performance, while top-down sector allocation detracted. Stock selection was favorable in the apartment and diversified sectors; this was partially offset by the negative influence of stock selection in the mall sector. From a top-down perspective, the overweight to the hotel sector and cash held in the portfolio detracted.

We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the portfolio to a group of companies that are focused in the ownership of upscale urban hotels and a number of out of favor companies, and an underweighting to companies concentrated in the ownership of industrial, suburban office and health care assets.

Based on an estimate that asset values are only 10 percent below their all-time peak levels achieved in early 2007, which represents a 45 percent improvement from trough levels, the REIT market ended the period at an approximate 15 percent premium to underlying private real estate value. It is notable, however, that based on asset valuations evidenced in recent limited investment transactions for high quality assets with secure income streams, the REIT market may be trading closer to par.

Views on valuations in the REIT sector remain mixed. Advocates point to a continued improvement in asset values, particularly among higher quality assets with a secure income stream, as well as in credit markets, and the favorable benefits of REITs having access to capital at very attractive rates. However, the case for the attractiveness of REITs relative to investment grade bonds has been weakened by declining capitalization rates, as well as a lackluster outlook for operating cash flow growth. It is important to note that the continued decline in long-term interest rates has been the primary driver of the significant improvement in property values that has occurred over the last year and a half. Thus, absent a further decrease in long-term interest rates from current levels, this rally in property prices is poised to slow. The bears continue to be worried that share prices have run ahead of themselves, and remain concerned with the overhang from the high degree of troubled mortgages that require significant equity capital. In addition, the bears argue that pricing in the public market appears to be making two tenuous implicit lateral assumptions. The first is that despite the mixed geographic and quality range of most REITs’ portfolios, it is acceptable to value the entire company close to the spot level where private market transactions would currently peg the value of its highest quality assets. The second lateral, which is manifested through the valuations of REITs with a focus on second tier and/or suburban properties, is the implicit assumption that once liquidity and price discovery evolves for these representative assets, they will also experience a secular value increase to maintain their historic yield spreads to the highest quality assets. The potential flaw in this lateral is the high valuations and commensurate low expected returns evidenced in recent transactions for the highest quality assets may be a function of a macro search for high quality, low risk fixed income substitutes and hence there may be a steeper risk premium than there has been historically.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 05/31/11
Simon Property Group, Inc.	12.8%
Equity Residential	10.0
Host Hotels & Resorts Inc.	6.5
Vornado Realty Trust	5.8
Boston Properties, Inc.	4.9
Regency Centers Corp.	4.6
Starwood Hotels & Resorts Worldwide, Inc.	4.6
HCP Inc	4.4
AvalonBay Communities, Inc.	4.0
Public Storage, Inc.	3.9

PORTFOLIO COMPOSITION as of 05/31/11
Common Stocks	97.6%
Short-Term Paper	2.4

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings are as a percentage of net assets and portfolio composition are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in income producing common stocks and other equity securities (which may include convertible securities) of companies that are principally engaged in the U.S. real estate industry. A company is considered to be “principally engaged” in the U.S. real estate industry if (i) it derives at least 50 percent of its revenues or profits from the ownership, leasing, construction, management, development, financing or sale of residential, commercial or industrial real estate; or (ii) it has at least 50 percent of the value of its assets invested in U.S. residential, commercial or industrial real estate. Companies primarily engaged in the real estate industry may include real estate investment trusts known as “REITs,” which pool investor funds mostly for investment in commercial real estate properties. They also may include, among other businesses, real estate developers, brokers and operating companies, as well as companies whose products and services are significantly related to the real estate industry.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC’s web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC’s web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Average Annual Total Returns — Period Ended May 31, 2011 (unaudited)

	Class A Shares	*	Class B Shares	**	Class C Shares	†	Class I Shares	††
	(since 04/28/99)		(since 04/28/99)		(since 04/28/99)		(since 04/28/99)
Symbol	REFAX		REFBX		REFCX		REFDX
1 Year	30.22%[4]		29.61%[4]		29.40%[4]		30.68%[4]
	23.32	[5]	24.61	[5]	28.40	[5]	—

5 Years	4.20	[4]	3.45	[4]	3.46	[4]	4.50	[4]
	3.08	[5]	3.29	[5]	3.46	[5]	—

10 Years	12.02	[4]	11.33	[4]	11.20	[4]	12.31	[4]
	11.42	[5]	11.33	[5]	11.20	[5]	—

Since Inception	11.66	[4]	11.09	[4]	10.83	[4]	11.97	[4]
	11.17	[5]	11.09	[5]	10.83	[5]	—

Gross Expense Ratio	1.88		2.63		2.63		1.63

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund’s current prospectus for complete details on fees and sales charges. Expense ratios are as of each Fund’s fiscal year end as outlined in the Fund’s current prospectus.

*	The maximum front-end sales charge for Class A is 5.25%.
**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.
†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.
††	Class I has no sales charge.

(1)	The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is a free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. Effective December 20, 2010, the FTSE NAREIT Equity REITs Index no longer includes “Timber REITs.” The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)	The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The Lipper Real Estate Funds Average tracks the performance of all funds in the Lipper Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. The Fund was in the Lipper Real Estate Funds classification as of the date of this report.

(4)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(5)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 12/01/10 – 05/31/11.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			12/01/10 –
	12/01/10	05/31/11	05/31/11
Class A
Actual (17.76% return)	$1,000.00	$1,177.60	$9.83
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.91	$9.10
Class B
Actual (17.59% return)	$1,000.00	$1,175.90	$13.89
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.17	$12.84
Class C
Actual (17.54% return)	$1,000.00	$1,175.40	$13.61
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.42	$12.59
Class I
Actual (18.09% return)	$1,000.00	$1,180.90	$8.48
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.15	$7.85

@	Expenses are equal to the Fund’s annualized expense ratios of 1.81%, 2.56%, 2.51% and 1.56% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Morgan Stanley Real Estate Fund
Portfolio of Investments - May 31, 2011 (unaudited)

NUMBER OF
SHARES		VALUE
	Common Stocks (97.8%)
	Diversified (10.4%)
8,750	Coresite Realty Corp. (REIT)	$154,875
51,364	Cousins Properties, Inc. (REIT)	450,462
2,820	Digital Realty Trust, Inc. (REIT)	175,884
53,375	Forest City Enterprises, Inc. (Class A) (a)	1,023,199
25,226	Vornado Realty Trust (REIT)	2,481,734
13,290	Winthrop Realty Trust (REIT)	163,068

		4,449,222

	Health Care (11.5%)
13,458	Assisted Living Concepts, Inc. (Class A)	451,516
3,350	Capital Senior Living Corp. (a)	32,194
49,176	HCP, Inc. (REIT)	1,865,737
33,295	Healthcare Realty Trust, Inc. (REIT)	733,156
14,110	Nationwide Health Properties, Inc. (REIT)	618,018
35,990	Senior Housing Properties Trust (REIT)	869,158
6,360	Ventas, Inc. (REIT)	358,704

		4,928,483

	Industrial (2.0%)
18,147	AMB Property Corp. (REIT)	671,258
21,740	DCT Industrial Trust, Inc. (REIT)	123,048
6,220	STAG Industrial, Inc. (REIT) (a)	78,994

		873,300

	Industrial/Office (0.9%)
6,653	PS Business Parks, Inc. (REIT)	382,481

	Lodging/Resorts (12.5%)
19,010	Ashford Hospitality Trust, Inc. (REIT)	271,273
159,112	Host Hotels & Resorts, Inc. (REIT)	2,797,189
1,390	Hyatt Hotels Corp. (Class A) (a)	61,966
14,390	RLJ Lodging Trust (REIT) (a)	262,618
32,276	Starwood Hotels & Resorts Worldwide, Inc.	1,968,190

		5,361,236

	Mortgage (1.2%)
7,030	CreXus Investment Corp. (REIT)	79,509
19,640	Starwood Property Trust, Inc. (REIT)	426,974

		506,483

	Office (10.5%)
4,475	BioMed Realty Trust, Inc. (REIT)	91,693
19,422	Boston Properties, Inc. (REIT)	2,104,374
43,513	Brookfield Properties Corp. (Canada)	855,901
3,855	CommonWealth (REIT)	100,615
10,030	Douglas Emmett, Inc. (REIT)	211,131
16,060	Hudson Pacific Properties, Inc. (REIT)	257,763
24,805	Mack-Cali Realty Corp. (REIT)	877,105

		4,498,582

	Residential Apartments (17.1%)
2,440	American Campus Communities, Inc. (REIT)	86,229
13,090	Apartment Investment & Management Co. (Class A) (REIT)	349,896
12,812	AvalonBay Communities, Inc. (REIT)	1,704,893
30	BRE Properties, Inc. (Class A) (REIT)	1,531
10,806	Camden Property Trust (REIT)	694,610
69,133	Equity Residential (REIT)	4,274,493
5,550	Post Properties, Inc. (REIT)	233,655

		7,345,307

	Residential Manufactured Home (1.7%)
12,641	Equity Lifestyle Properties, Inc. (REIT)	742,659

See Notes to Financial Statements

Morgan Stanley Real Estate Fund
Portfolio of Investments - May 31, 2011 (unaudited) continued

NUMBER OF
SHARES		VALUE
	Retail Regional Malls (17.2%)
99,580	General Growth Properties, Inc. (REIT)	$1,641,078
4,208	Macerich Co. (The) (REIT)	228,789
46,475	Simon Property Group, Inc. (REIT)	5,486,839

		7,356,706

	Retail Strip Centers (7.8%)
22,765	Acadia Realty Trust (REIT)	470,097
6,661	Federal Realty Investment Trust (REIT)	583,504
7,740	Kite Realty Group Trust (REIT)	38,777
43,016	Regency Centers Corp. (REIT)	1,992,071
25,448	Retail Opportunity Investments Corp. (REIT)	278,910

		3,363,359

	Self Storage (4.4%)
14,094	Public Storage (REIT)	1,667,884
5,087	Sovran Self Storage, Inc. (REIT)	213,450

		1,881,334

	Timber (0.6%)
5,890	Plum Creek Timber Co., Inc. (REIT)	238,663

	Total Common Stocks (Cost $22,459,498)	41,927,815

	Rights (0.0%)
	Office
35,863	Brookfield Office Properties, Inc. (Canada) (Cost $0) (a)	717

NUMBER OF
SHARES (000)		VALUE
	Short-Term Investment (2.4%)
	Investment Company
1,027	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class (See Note 5) (Cost $1,027,493)	$1,027,493

Total Investments (Cost $23,486,991) (b)	100.2%	42,956,025
Liabilities in Excess of Other Assets	(0.2)	(73,684)

Net Assets	100.0%	$42,882,341

REIT	Real Estate Investment Trust.
(a)	Non-income producing security.
(b)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $19,777,222 and the aggregate gross unrealized depreciation is $308,188 resulting in net unrealized appreciation of $19,469,034.

Summary of Investments

		PERCENT OF
		TOTAL
INDUSTRY	VALUE	INVESTMENTS
Retail Regional Malls	$7,356,706	17.1%
Residential Apartments	7,345,307	17.1
Lodging/Resorts	5,361,236	12.5
Health Care	4,928,483	11.5
Office	4,499,299	10.5
Diversified	4,449,222	10.4
Retail Strip Centers	3,363,359	7.8
Self Storage	1,881,334	4.4
Investment Company	1,027,493	2.4
Industrial	873,300	2.0
Residential Manufactured Homes	742,659	1.7
Mortgage	506,483	1.2
Industrial/Office	382,481	0.9
Timber	238,663	0.5

	$42,956,025	100.0%

See Notes to Financial Statements

Morgan Stanley Real Estate Fund
Financial Statements

Statement of Assets and Liabilities
May 31, 2011 (unaudited)

Assets:
Investments in securities, at value (cost $22,459,498)	$41,928,532
Investment in affiliate, at value (cost $1,027,493)	1,027,493

Total investments in securities, at value (cost $23,486,991)	42,956,025
Receivable for:
Dividends	48,920
Investments sold	39,257
Shares of beneficial interest sold	15,978
Dividends from affiliate	120
Prepaid expenses and other assets	39,226

Total Assets	43,099,526

Liabilities:
Payable for:
Shares of beneficial interest redeemed	99,338
Investment advisory fee	29,249
Distribution fee	17,459
Transfer agent fee	11,372
Administration fee	2,951
Accrued expenses and other payables	56,816

Total Liabilities	217,185

Net Assets	$42,882,341

Composition of Net Assets:
Paid-in-capital	$25,454,921
Net unrealized appreciation	19,469,034
Accumulated undistributed net investment income	66,416
Accumulated net realized loss	(2,108,030)

Net Assets	$42,882,341

Class A Shares:
Net Assets	$29,282,838
Shares Outstanding (unlimited shares authorized, $.01 par value)	4,105,383
Net Asset Value Per Share	$7.13

Maximum Offering Price Per Share (net asset value plus 5.54% of net asset value)	$7.53

Class B Shares:
Net Assets	$5,053,807
Shares Outstanding (unlimited shares authorized, $.01 par value)	713,834
Net Asset Value Per Share	$7.08

Class C Shares:
Net Assets	$7,755,621
Shares Outstanding (unlimited shares authorized, $.01 par value)	1,100,156
Net Asset Value Per Share	$7.05

Class I Shares:
Net Assets	$790,075
Shares Outstanding (unlimited shares authorized, $.01 par value)	110,070
Net Asset Value Per Share	$7.18

See Notes to Financial Statements

Morgan Stanley Real Estate Fund
Financial Statements continued

Statement of Operations
For the six months ended May 31, 2011 (unaudited)

Net Investment Income:
Income
Dividends (net of $1,902 foreign withholding tax)	$613,297
Dividends from affiliate	963

Total Income	614,260

Expenses
Investment advisory fee	160,824
Distribution fee (Class A shares)	33,422
Distribution fee (Class B shares)	27,946
Distribution fee (Class C shares)	34,020
Professional fees	45,903
Transfer agent fees and expenses	31,192
Registration fees	26,528
Shareholder reports and notices	23,006
Administration fee	16,082
Custodian fees	3,749
Trustees’ fees and expenses	838
Other	5,976

Total Expenses	409,486
Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(698)

Net Expenses	408,788

Net Investment Income	205,472

Net Realized Gain	1,836,850
Net Change in Unrealized Appreciation/Depreciation	4,560,519

Net Gain	6,397,369

Net Increase	$6,602,841

See Notes to Financial Statements

Morgan Stanley Real Estate Fund
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	MAY 31, 2011	NOVEMBER 30, 2010
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$205,472	$118,477
Net realized gain	1,836,850	3,590,576
Net change in unrealized appreciation/depreciation	4,560,519	6,519,291

Net Increase	6,602,841	10,228,344

Dividends to Shareholders from Net Investment Income:
Class A shares	(112,782)	(307,235)
Class B shares	(8,248)	(38,707)
Class C shares	(14,097)	(43,468)
Class I shares	(3,555)	(9,148)

Total Dividends	(138,682)	(398,558)

Net decrease from transactions in shares of beneficial interest	(1,834,715)	(4,755,826)

Net Increase	4,629,444	5,073,960
Net Assets:
Beginning of period	38,252,897	33,178,937

End of Period (Including accumulated undistributed net investment income of $66,416 and dividends in excess of net investment income of $374, respectively)	$42,882,341	$38,252,897

See Notes to Financial Statements

Morgan Stanley Real Estate Fund
Notes to Financial Statements - May 31, 2011 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, open-end management investment company. The Fund’s investment objectives are to provide high current income and long-term capital appreciation through investments primarily in companies in the real estate industry. The Fund was organized as a Massachusetts business trust on November 23, 1998 and commenced operations on April 28, 1999.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on the New York Stock Exchange (“NYSE”) or American Stock Exchange or other domestic exchange is valued at its last sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees

Morgan Stanley Real Estate Fund
Notes to Financial Statements - May 31, 2011 (unaudited) continued

of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

The Fund invests a substantial portion of its assets in securities of real estate investment trusts (“REIT”). The market’s perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a REIT may be redesignated as a reduction of cost of investments and/or realized gain. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

E. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all

Morgan Stanley Real Estate Fund
Notes to Financial Statements - May 31, 2011 (unaudited) continued

of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “other expenses” in the Statement of Operations. Each of the tax years filed in the four-year period ended November 30, 2010 remains subject to examination by taxing authorities.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
2. Fair Valuation Measurements
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in

Morgan Stanley Real Estate Fund
Notes to Financial Statements - May 31, 2011 (unaudited) continued

determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of May 31, 2011 in valuing the Fund’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT MAY 31, 2011 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKETS FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Common Stocks
Diversified	$4,449,222	$4,449,222	—	—
Health Care	4,928,483	4,928,483	—	—
Industrial	873,300	873,300	—	—
Industrial/Office	382,481	382,481	—	—
Lodging/Resorts	5,361,236	5,361,236	—	—
Mortgage	506,483	506,483	—	—
Office	4,498,582	4,498,582	—	—
Residential Apartments	7,345,307	7,345,307	—	—
Residential Manufactured Home	742,659	742,659	—	—
Retail Regional Malls	7,356,706	7,356,706	—	—
Retail Strip Centers	3,363,359	3,363,359	—	—
Self Storage	1,881,334	1,881,334	—	—
Timber	238,663	238,663	—	—

Total Common Stocks	41,927,815	41,927,815	—	—

Rights	717	717	—	—
Short-Term Investment – Investment Company	1,027,493	1,027,493	—	—

Total	$42,956,025	$42,956,025	—	—

Morgan Stanley Real Estate Fund
Notes to Financial Statements - May 31, 2011 (unaudited) continued

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of May 31, 2011, the Fund did not have any investments transfer between valuation levels.
3. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.80% to the portion of the daily net assets not exceeding $500 million; 0.75% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% to the portion of the daily net assets exceeding $1 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
4. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $3,155,522 at May 31, 2011.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A shares or Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that

Morgan Stanley Real Estate Fund
Notes to Financial Statements - May 31, 2011 (unaudited) continued

expenses representing a gross sales credit to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended May 31, 2011, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.95%, respectively.

The Distributor has informed the Fund that for the six months ended May 31, 2011, it received contingent deferred sales charges from certain redemptions of the Fund’s Class A shares, Class B shares and Class C shares of $39, $879 and $435, respectively, and received $18,462 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.
5. Security Transactions and Transactions with Affiliates
For the six months ended May 31, 2011, purchases and sales of investment securities for the Fund, excluding short-term investments, were $3,647,113 and $5,841,442, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended May 31, 2011, advisory fees paid were reduced by $698 relating to the Fund’s investment in the Liquidity Funds.

A summary of the Fund’s transactions in shares of the Liquidity Funds during the six months ended May 31, 2011 is as follows:

MARKET VALUE	PURCHASED	SALES	DIVIDEND	MARKET VALUE
NOVEMBER 30, 2010	AT COST	PROCEEDS	INCOME	MAY 31, 2011

$422,706	$4,059,623	$3,454,836	$963	$1,027,493

For the six months ended May 31, 2011, the Fund incurred brokerage commissions of $178 with Morgan Stanley & Co., LLC, an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

For the six months ended May 31, 2011, the Fund incurred brokerage commissions of $39 with Citigroup, Inc. and its affiliated broker/dealers, which may be deemed affiliates of the Investment Adviser, Administrator and Distributor under Section 17 of the 1940 Act, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the

Morgan Stanley Real Estate Fund
Notes to Financial Statements - May 31, 2011 (unaudited) continued

Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.
6. Expense Offset
The Fund has entered into an arrangement with State Street (the “Custodian”), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. If applicable, these custodian credits are shown as “expense offset” in the Statement of Operations.
7. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

	FOR THE SIX		FOR THE YEAR
	MONTHS ENDED		ENDED
	MAY 31, 2011		NOVEMBER 30, 2010
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	338,788	$2,209,520	954,045	$5,277,372
Conversion from Class B	150,352	1,027,981	78,899	449,893
Reinvestment of dividends	16,433	110,101	53,226	297,299
Redeemed	(520,815)	(3,398,320)	(1,016,366)	(5,556,321)

Net increase (decrease) – Class A	(15,242)	(50,718)	69,804	468,243

CLASS B SHARES
Sold	38,145	248,005	55,923	309,773
Conversion to Class A	(151,535)	(1,027,981)	(79,511)	(449,893)
Reinvestment of dividends	1,151	7,651	6,660	36,895
Redeemed	(135,745)	(874,465)	(910,654)	(4,921,169)

Net decrease – Class B	(247,984)	(1,646,790)	(927,582)	(5,024,394)

CLASS C SHARES
Sold	131,963	860,196	193,409	1,033,786
Reinvestment of dividends	2,080	13,787	7,736	42,767
Redeemed	(154,386)	(999,962)	(247,252)	(1,341,092)

Net decrease – Class C	(20,343)	(125,979)	(46,107)	(264,539)

CLASS I SHARES
Sold	5,317	36,000	10,101	60,202
Reinvestment of dividends	525	3,537	1,582	8,876
Redeemed	(7,543)	(50,765)	(813)	(4,214)

Net increase (decrease) – Class I	(1,701)	(11,228)	10,870	64,864

Net decrease in Fund	(285,270)	$(1,834,715)	(893,015)	$(4,755,826)

Morgan Stanley Real Estate Fund
Notes to Financial Statements - May 31, 2011 (unaudited) continued

8. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of November 30, 2010, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.
9. Accounting Pronouncements
In May 2011, FASB issued Accounting Standards Update (“ASU”) 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards.

On January 21, 2010, FASB issued ASU 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which the Fund has adopted and made the required disclosures in the Fair Valuation Measurements footnote. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements are required for fiscal years and interim periods beginning after December 15, 2010.
10. Subsequent Event
At a meeting held on June 7, 2011, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Institutional Fund, Inc., on behalf of its series U.S. Real Estate Portfolio (“U.S. Real Estate”), pursuant to which substantially all of the assets of the Fund would be combined with those of U.S. Real Estate and shareholders of the Fund would become shareholders of U.S. Real Estate, receiving shares of U.S. Real Estate equal to the value of their holdings in the Fund (“the Reorganization”). Each shareholder of the Fund would receive the Class of shares of U.S. Real Estate that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held during the fourth quarter of 2011. The Fund is closed for purchases by new investors as of the close of business on June 9, 2011.

Morgan Stanley Real Estate Fund
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED NOVEMBER 30,
	MAY 31, 2011		2010		2009		2008		2007		2006
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.08		$4.62		$4.57		$14.60		$20.23		$19.72

Income (loss) from investment operations:
Net investment income(1)	0.04		0.03		0.04		0.11		0.13		0.08
Net realized and unrealized gain (loss)	1.04		1.51		1.27		(4.77)		(2.23)		5.73

Total income (loss) from investment operations	1.08		1.54		1.31		(4.66)		(2.10)		5.81

Less dividends and distributions from:
Net investment income	(0.03)		(0.08)		(0.11)		(0.20)		(0.20)		—
In excess of net investment income	—		—		—		—		—		(0.17)
Net realized gain	—		—		(1.13)		(5.17)		(3.33)		(5.13)
Paid-in-capital	—		—		(0.02)		—		—		—

Total dividends and distributions	(0.03)		(0.08)		(1.26)		(5.37)		(3.53)		(5.30)

Net asset value, end of period	$7.13		$6.08		$4.62		$4.57		$14.60		$20.23

Total Return(2)	17.76	%(6)	33.38%		37.32%		(49.31)%		(12.00)%		39.68%
Ratios to Average Net Assets(3):
Total expenses	1.81	%(4)(7)	1.88	%(4)	2.22	%(4)	1.69	%(4)	1.45	%(4)	1.45%
Net investment income	1.25	%(4)(7)	0.60	%(4)	1.23	%(4)	1.25	%(4)	0.88	%(4)	0.51%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$29,283		$25,034		$18,715		$15,082		$40,643		$37,022
Portfolio turnover rate	9	%(6)	22%		21%		20%		23%		20%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Real Estate Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED NOVEMBER 30,
	MAY 31, 2011		2010		2009		2008		2007		2006
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.03		$4.58		$4.53		$14.52		$20.12		$19.64

Income (loss) from investment operations:
Net investment income (loss)(1)	0.02		(0.01)		0.02		0.04		0.03		(0.04)
Net realized and unrealized gain (loss)	1.04		1.49		1.26		(4.74)		(2.24)		5.69

Total income (loss) from investment operations	1.06		1.48		1.28		(4.70)		(2.21)		5.65

Less dividends and distributions from:
Net investment income	(0.01)		(0.03)		(0.08)		(0.12)		(0.06)		—
In excess of net investment income	—		—		—		—		—		(0.04)
Net realized gain	—		—		(1.13)		(5.17)		(3.33)		(5.13)
Paid in capital	—		—		(0.02)		—		—		—

Total dividends and distributions	(0.01)		(0.03)		(1.23)		(5.29)		(3.39)		(5.17)

Net asset value, end of period	$7.08		$6.03		$4.58		$4.53		$14.52		$20.12

Total Return(2)	17.59	%(6)	32.37%		36.12%		(49.67)%		(12.67)%		38.56%
Ratios to Average Net Assets(3):
Total expenses	2.56	%(4)(7)	2.63	%(4)	2.97	%(4)	2.45	%(4)	2.22	%(4)	2.21%
Net investment income (loss)	0.50	%(4)(7)	(0.15	)%(4)	0.48	%(4)	0.49	%(4)	0.11	%(4)	(0.24)%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$5,054		$5,800		$8,659		$10,281		$37,094		$94,390
Portfolio turnover rate	9	%(6)	22%		21%		20%		23%		20%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Real Estate Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED NOVEMBER 30,
	MAY 31, 2011		2010		2009		2008		2007		2006
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.01		$4.57		$4.53		$14.52		$20.12		$19.64

Income (loss) from investment operations:
Net investment income (loss)(1)	0.02		(0.01)		0.01		0.05		0.02		(0.04)
Net realized and unrealized gain (loss)	1.03		1.49		1.26		(4.74)		(2.23)		5.70

Total income (loss) from investment operations	1.05		1.48		1.27		(4.69)		(2.21)		5.66

Less dividends and distributions from:
Net investment income	(0.01)		(0.04)		(0.08)		(0.13)		(0.06)		—
In excess of net investment income	—		—		—		—		—		(0.05)
Net realized gain	—		—		(1.13)		(5.17)		(3.33)		(5.13)
Paid in capital	—		—		(0.02)		—		—		—

Total dividends and distributions	(0.01)		(0.04)		(1.23)		(5.30)		(3.39)		(5.18)

Net asset value, end of period	$7.05		$6.01		$4.57		$4.53		$14.52		$20.12

Total Return(2)	17.54	%(6)	32.38%		36.28%		(49.68)%		(12.64)%		38.63%
Ratios to Average Net Assets(3):
Total expenses	2.51	%(4)(7)	2.63	%(4)	2.97	%(4)	2.30	%(4)	2.22	%(4)	2.18%
Net investment income (loss)	0.55	%(4)(7)	(0.15	)%(4)	0.48	%(4)	0.64	%(4)	0.11	%(4)	(0.22)%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$7,756		$6,736		$5,337		$4,102		$11,486		$19,939
Portfolio turnover rate	9	%(6)	22%		21%		20%		23%		20%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Real Estate Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED NOVEMBER 30,
	MAY 31, 2011		2010		2009		2008		2007		2006
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.11		$4.64		$4.59		$14.63		$20.26		$19.75

Income (loss) from investment operations:
Net investment income(1)	0.05		0.05		0.06		0.13		0.19		0.13
Net realized and unrealized gain (loss)	1.05		1.51		1.26		(4.77)		(2.25)		5.73

Total income (loss) from investment operations	1.10		1.56		1.32		(4.64)		(2.06)		5.86

Less dividends and distributions from:
Net investment income	(0.03)		(0.09)		(0.12)		(0.23)		(0.24)		—
In excess of net investment income	—		—		—		—		—		(0.22)
Net realized gain	—		—		(1.13)		(5.17)		(3.33)		(5.13)
Paid in capital	—		—		(0.02)		—		—		—

Total dividends and distributions	(0.03)		(0.09)		(1.27)		(5.40)		(3.57)		(5.35)

Net asset value, end of period	$7.18		$6.11		$4.64		$4.59		$14.63		$20.26

Total Return(2)	18.09	%(6)	33.76%		37.46%		(49.10)%		(11.77)%		39.96%
Ratios to Average Net Assets(3):
Total expenses	1.56	%(4)(7)	1.63	%(4)	1.97	%(4)	1.45	%(4)	1.22	%(4)	1.21%
Net investment income	1.50	%(4)(7)	0.85	%(4)	1.48	%(4)	1.49	%(4)	1.11	%(4)	0.76%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$790		$683		$469		$387		$8,674		$15,895
Portfolio turnover rate	9	%(6)	22%		21%		20%		23%		20%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Real Estate Fund
Change in Independent Registered Public Accounting Firm (unaudited)

On June 7, 2011, Deloitte & Touche LLP were dismissed as Independent Registered Public Accounting firm of the Fund.

The reports of Deloitte & Touche LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

On June 7, 2011, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Ernst & Young LLP as its new Independent Registered Public Accounting firm.

Morgan Stanley Real Estate Fund
U.S. Privacy Policy
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley Real Estate Fund
U.S. Privacy Policy
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

Morgan Stanley Real Estate Fund
U.S. Privacy Policy
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

3.	How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.	How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

Morgan Stanley Real Estate Fund
U.S. Privacy Policy
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

6.	How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 869-6397 Monday–Friday between 8 a.m. and 6 p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7. What if an affiliated company becomes a nonaffiliated third party?
If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to

Morgan Stanley Real Estate Fund
U.S. Privacy Policy
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Special Notice To Residents Of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

(This Page Intentionally Left Blank)

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Arthur Lev
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219886
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2011 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Real Estate Fund

Semiannual
Report

May 31, 2011

REFSAN
IU11-01412P-Y05/11

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics — Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Real Estate Fund
/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
July 21, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
July 21, 2011
/s/ Francis Smith
Francis Smith
Principal Financial Officer
July 21, 2011

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